Employee and Director Benefit Programs (Details 3) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
12. Employee and Director Benefit Programs
Service cost	$ 359	$ 323	$ 299
Interest cost	70	63	58
Net periodic cost	$ 429	$ 386	$ 357
Weighted average discount rate assumption used to determine benefit obligation	5.50%	5.49%	5.49%